UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2020

WASHINGTON PRIME GROUP INC.
WASHINGTON PRIME GROUP, L.P.
(Exact name of Registrant as specified in its Charter)

Indiana Indiana	001-36252 333-206500-01	46-4323686 46-4674640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street	Columbus	Ohio	43215
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	WPG	New York Stock Exchange
7.5% Series H Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRH	New York Stock Exchange
6.875% Series I Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 5, 2020, Westminster Mall, LLC (the “Company”), an affiliate of Washington Prime Group Inc., (the “Registrant” or “WPG”) and Washington Prime Group, L.P. (“WPGLP”), executed a Purchase and Sale Agreement (the “Agreement”) with Taylor Morrison of California, LLC (“Buyer”) pursuant to which the Company shall sell approximately 43.13 acres (the “Sale Property”) that constitute a portion of Westminster Mall, a shopping center located in Westminster, CA (the “Center”). The Company will retain certain remaining parcels at the Center and will also retain the retail component of the mixed use redevelopment to be built on certain of the retained parcels having an approximate acreage of 10.73.

The purchase price for the Sale Property under the Agreement is approximately One Hundred Sixty Million Fifty Thousand Dollars ($160,050,000), subject to a final true-up adjustment based on final entitlements. Upon execution of the Agreement, Buyer paid an initial deposit to the Company of Five Hundred Thousand Dollars ($500,000) (“Initial Deposit”). Pursuant to the terms of the Agreement, Buyer is to pay the Company another deposit of Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000) upon the earlier of July 13, 2021 or fifteen (15) days after the completion of certain events relating to the redevelopment of the Sale Property as contemplated by the Agreement (“Additional Deposit” and together with the Initial Deposit, the “Deposit”). Upon Buyer receiving development approvals under the Agreement relating to the redevelopment of the Sale Property as contemplated by the Agreement, the Deposit becomes nonrefundable subject to certain enumerated exceptions and conditions stated in the Agreement.

Additionally, under the terms of the Agreement, the Company and Buyer shall cooperate and use commercially reasonable efforts to negotiate and finalize the terms and provisions of certain development agreements relating to the redevelopment of the Sale Property and adjoining properties as contemplated by the Agreement. Furthermore, the Agreement establishes a feasibility period during which certain milestones shall be met regarding the contemplated redevelopment of the Sale Property. The Agreement contains such other customary terms and conditions as found in purchase and sale agreements for commercial property transactions comparable to the transaction described herein.

The Company expects to close on the transaction described herein in the second half of 2022, subject to diligence, entitlements, and customary closing requirements. The foregoing disclosure of the terms of the Agreement does not purport to be a complete summary of the Agreement’s terms and conditions and is qualified in its entirety by reference to the full text of the Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of WPG concerning the proposed transactions, the anticipated consequences and benefits of the transactions and the targeted close date for the transactions, and other future events and their potential effects on WPG, including, but not limited to, statements relating to anticipated financial and operating results, future liquidity, its plans, objectives, expectations and intentions, cost savings and other statements, including words such as “anticipate,” “believe,” “confident,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are based upon the current beliefs and expectations of WPG’s management, and involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WPG to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, without limitation: changes in asset quality and credit risk; ability to sustain revenue and earnings growth; changes in political, economic or market conditions generally and the real estate and capital markets specifically; the impact of increased competition; the availability of capital and financing; tenant or joint venture partner(s) bankruptcies; the failure to increase store occupancy and same-store operating income; risks associated with the acquisition, disposition, (re)development, expansion, leasing and management of properties; changes in market rental rates; trends in the retail industry; relationships with anchor tenants; risks relating to joint venture properties; costs of common area maintenance; competitive market forces; the level and volatility of interest rates; the rate of revenue increases as compared to expense increases; the financial stability of tenants within the retail industry; the restrictions in current financing arrangements or the failure to comply with such arrangements; the liquidity of real estate investments; the impact of changes to tax legislation and WPG’s tax positions; losses associated with closures, failures and stoppages associated with the spread and proliferation of the coronavirus (COVID-19) pandemic; to qualify as a real estate investment trust; the failure to refinance debt at favorable terms and conditions; loss of key personnel; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; possible restrictions on the ability to operate or dispose of any partially-owned properties; the failure to achieve earnings/funds from operations targets or estimates; the failure to achieve projected returns or yields on (re)development and investment properties (including joint ventures); expected gains on debt extinguishment; changes in generally accepted accounting principles or interpretations thereof; terrorist activities and international hostilities; the unfavorable resolution of legal or regulatory proceedings; failure of the contemplated reverse share split to accomplish WPG’s objectives for the action and such other adverse consequences on the marketability and liquidity of WPG’s common stock; the impact of future acquisitions and divestitures; assets that may be subject to impairment charges; significant costs related to environmental issues; changes in LIBOR reporting practices or the method in which LIBOR is determined; and other risks and uncertainties, including those detailed from time to time in WPG’s statements and periodic reports filed with the Securities and Exchange Commission, including those described under “Risk Factors”. The forward-looking statements in this communication are qualified by these risk factors. Each statement speaks only as of the date of this press release and WPG undertakes no obligation to update or revise any forward-looking statements to reflect new information, subsequent events or circumstances. Actual results may differ materially from current projections, expectations, and plans, if any. Investors, potential investors and others should give careful consideration to these risks and uncertainties.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

10.1	Purchase and Sale Agreement, dated November 5, 2020, by and between Westminster Mall, LLC and Taylor Morrison of California, LLC.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2020	Washington Prime Group Inc.
(Registrant)

	By:	/s/ Robert P. Demchak
Print Name: Robert P. Demchak
Title: Executive Vice President, General Counsel & Corporate Secretary

Date: November 12, 2020	Washington Prime Group, L.P.
(Registrant)

	By:	Washington Prime Group Inc., its sole general partner

		By:	/s/ Robert P. Demchak
Print Name: Robert P. Demchak
Title: Executive Vice President, General Counsel & Corporate Secretary

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